Legg Mason

CASH RESERVE TRUST

SEMI-ANNUAL REPORT TO SHAREHOLDERS February 28, 2003

To Our Shareholders,

   The Legg Mason Cash Reserve Trust now has $2.4 billion invested in a diversified portfolio of high quality fixed income securities with relatively short maturities.

   As this letter is written on March 26, the Trust’s annualized yield for the past 7 days is 0.56%A. The average weighted maturity of our portfolio is 49 days.

   A complete listing of the Trust’s portfolio holdings at February 28, 2003, appears in this report. You will note that approximately 94% of the Trust’s portfolio was invested in U.S. government and agency securities and repurchase agreementsB fully secured by such securities.

   You may add to your Cash Reserve Trust account at any time by sending a check for $500 or more (made payable to Legg Mason Cash Reserve Trust) to:

Legg Mason Cash Reserve Trust

P.O. Box 1476
Baltimore, Maryland 21203-1476

   Please include your account number on any checks you send to us.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

March 26, 2003

A	The yields shown here are for past periods and are not intended to indicate future performance. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

B	For a description of repurchase agreements, see Note 2 in the notes to financial statements.

Statement of Net Assets
February 28, 2003 (Unaudited)
(Amounts in Thousands)

Legg Mason Cash Reserve Trust

	Rate	Maturity Date	Par	Value

Certificates of Deposit — 0.3%

Credit Suisse First Boston	1.31375%	7/21/03	$7,500	$7,500	A,B

Total Certificates of Deposit (Identified Cost — $7,500)				7,500

Commercial Paper — 3.4%

American Honda Finance Corporation	1.23%	5/13/03	11,975	11,945
Diageo Capital Plc	1.26%	3/14/03	20,000	19,991	B
Salomon Smith Barney Holdings Inc.	1.31%	3/3/03	20,000	19,998
Svenska Handelsbanken AB	1.26%	4/22/03	10,000	9,982	B
Volkswagen AG	1.30%	3/3/03	20,000	19,999	B

Total Commercial Paper (Identified Cost — $81,915)				81,915

Corporate and Other Bonds — 0.2%

Fleet National Bank	1.54%	7/31/03	5,000	5,005	A

Total Corporate and Other Bonds (Identified Cost — $5,005)				5,005

Medium-Term Notes — 1.7%

Caterpillar Financial Services Corporation	1.51%	11/4/03	10,000	10,011	A
CIT Group Inc.	2.63%	1/9/04	5,933	5,933	A
Lehman Brothers Holdings Inc.	1.69%	8/1/03	5,000	5,005	A
Morgan Stanley	7.125%	8/15/03	15,000	15,356
Wells Fargo & Company	4.25%	8/15/03	5,000	5,046

Total Medium-Term Notes (Identified Cost — $41,351)				41,351

	Rate	Maturity Date	Par	Value

U.S. Government and Agency Obligations — 91.8%

Fannie Mae	1.20% to 5.75%	3/3/03 to 11/14/03	$1,420,455	$1,419,698
Farmer Mac	1.23%	3/17/03	50,000	49,973
Federal Home Loan Bank	1.22% to 5.675%	3/18/03 to 8/18/03	301,440	301,835
Federal Home Loan Bank	1.20%	3/21/03	45,000	44,999	A
Freddie Mac	1.21% to 7.375%	3/15/03 to 6/24/03	278,434	278,674
Sallie Mae	1.30%	3/3/03	34,600	34,598
Sallie Mae	1.225%	3/20/03	25,000	25,000	A
Sallie Mae	1.285%	4/17/03	25,000	25,000	A
Sallie Mae	1.245%	5/15/03	25,000	25,000	A

Total U.S. Government and Agency Obligations (Identified Cost — $2,204,777)				2,204,777

Repurchase Agreements — 0.8%

Lehman Brothers, Inc. 1.31%, dated 2/28/03, to be repurchased at $2,352 on 3/3/03 (Collateral: $7,220 Freddie Mac bonds, 0%, due 1/3/22, value $2,399)			2,352	2,352
Merrill Lynch Government Securities, Inc. 1.35%, dated 2/28/03, to be repurchased at $3,000 on 3/3/03 (Collateral: $7,895 Resolution Funding Corp. principal-only securities, due 1/15/21, value $3,059)			3,000	3,000
State Street Bank & Trust Company 0.25%, dated 2/28/03, to be repurchased at $12,207 on 3/3/03 (Collateral: $10,565 U.S. Treasury bonds, 10.375%, due 11/15/09, value $12,771)			12,207	12,207

Total Repurchase Agreements (Identified Cost — $17,559)				17,559

Total Investments, at Amortized Cost and Value — 98.2%				2,358,107	C
Other Assets Less Liabilities — 1.8%				43,503

Net assets applicable to 2,401,139 shares outstanding				$2,401,610

Net asset value per share				$1.00

A	Indexed security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”). The coupon rates are the rates as of February 28, 2003.

B	Yankee Bonds or Certificates of Deposit — A dollar-denominated bond or certificate of deposit issued in the U.S. by foreign entities.
C	Also represents cost for federal income tax purposes.

See notes to financial statements.

Statement of Operations
For the Six Months Ended February 28, 2003
(Amounts in Thousands) (Unaudited)

Legg Mason Cash Reserve Trust

Investment Income:
Interest		$18,533
Expenses:
Management fee	$5,389
Distribution fee	1,192
Audit and legal fees	56
Custodian fee	335
Registration fees	45
Reports to shareholders	68
Transfer agent and shareholder servicing expense	1,136
Trustees’ fees and expenses	24
Other expenses	424

Total expenses		8,669

Net Investment Income		9,864
Net Realized Gain/(Loss) on Investments		(20)

Change in Net Assets Resulting From Operations		$9,844

See notes to financial statements.

Statement of Changes in Net Assets
(Amounts in Thousands)

Legg Mason Cash Reserve Trust

	For the	For the
	Six Months Ended	Year Ended
	February 28,	August 31,

	2003	2002

	(Unaudited)
Change in Net Assets:
Net investment income	$9,864	$35,671
Net realized gain/(loss) on investments	(20)	17

Change in net assets resulting from operations	9,844	35,688
Distributions to shareholders from net investment income	(9,884)	(35,671)
Change in net assets from Trust share transactions	(37,179)	147,493

Change in net assets	(37,219)	147,510
Net Assets:
Beginning of period	2,438,829	2,291,319

End of period	$2,401,610	$2,438,829

See notes to financial statements.

Financial Highlights
Legg Mason Cash Reserve Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

	Six Months
	Ended		Years Ended August 31,
	Feb. 28,
	2003		2002		2001		2000		1999	1998

	(Unaudited)
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	.00	4A	.02	A	.05	A	.05	A	.04	.05
Distributions from net investment income	(.00	4)	(.02)		(.05)		(.05)		(.04)	(.05)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Ratios/supplemental data:
Total return	.83	%B	1.56%		4.89%		5.36%		4.46%	4.96%
Expenses to average net assets	.73	%A,B	.69	%A	.67	%A	.68	%A	.75%	.78%
Net investment income to average net assets	.83	%A,B	1.55	%A	4.74	%A	5.25	%A	4.37%	4.86%

Net assets, end of period (in millions)	$2,402		$2,439		$2,291		$1,950		$1,777	$1,423

A	Net of 12b-1 service fees waived by Legg Mason Wood Walker, Inc. of 0.05% of average daily net assets. If no fees had been waived by
Legg Mason, the annualized ratio of expenses to average daily net assets would have been as follows for the six months ended February 28, 2003: 0.78%; and for the years ended August 31, 2002: 0.74%; 2001: 0.72%; and 2000: 0.73%.

B	Annualized.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Cash Reserve Trust
(Amounts in Thousands) (Unaudited)

1. Organization and Significant Accounting Policies:

   The Legg Mason Cash Reserve Trust (“Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The policies set forth below are in conformity with accounting principles generally accepted in the United States.

   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation

   Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Investment Income and Dividends to Shareholders

   Dividends are declared daily and paid monthly. Dividends payable are recorded on the dividend record date. Net investment income for dividend purposes consists of interest accrued, plus original issue and market discount earned, less amortization of market premium and accrued expenses. At February 28, 2003, dividends payable of $440 were accrued.

Federal Income Taxes

   No provision for federal income or excise taxes is required since the Trust intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

   The Trust intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of February 28, 2003, the Trust has no capital loss carryforwards.

Notes to Financial Statements — Continued

2. Repurchase Agreements:

   The Trust may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Trust’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

3. Transactions With Affiliates:

   The Trust has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to this agreement, LMFA provides the Trust with management and administrative services, for which the Trust pays a fee at an annual rate ranging from 0.50% of the first $500 million of average daily net assets to 0.40% of average daily net assets in excess of $2 billion. Management fees of $826 were payable to LMFA at February 28, 2003.

   Western Asset Management Company (“Adviser”) serves as investment adviser to the Trust. The Adviser is responsible for the actual investment activity of the Trust. LMFA (not the Trust) pays the Adviser a fee at an annual rate equal to 30% of the fee received by LMFA.

   Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as distributor of the Trust. Legg Mason may receive an annual distribution fee of up to 0.15% of the Trust’s average daily net assets. However, Legg Mason has agreed to waive 0.05% of the fee indefinitely. Distribution and service fees of $180 were payable to Legg Mason at February 28, 2003.

   LM Fund Services, Inc., a registered transfer agent, has an agreement with the Trust’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $368 for the six months ended February 28, 2003.

   The Adviser, LMFA, Legg Mason and LM Fund Services, Inc. are wholly owned subsidiaries of Legg Mason, Inc.

4. Trust Share Transactions:

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At February 28, 2003, net assets consisted of paid-in capital of $2,401,139 and accumulated net realized gain of $471. Since the Trust has sold and redeemed shares at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions:

		Reinvestment
		of		Net
	Sold	Distributions	Repurchased	Change

Six Months Ended February 28, 2003	$2,770,613	$10,273	$(2,818,065)	$(37,179)
Year Ended August 31, 2002	5,878,591	36,627	(5,767,725)	147,493

                                                                                          Investment Manager

Legg Mason Fund Adviser, Inc. Baltimore, MD

                                                                                          Investment Adviser

Western Asset Management Company Pasadena, CA

                                                                                          Board of Trustees

John F. Curley, Jr., Chairman Mark R. Fetting, President Richard G. Gilmore Arnold L. Lehman Robin J.W. Masters Dr. Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan

                                                                                          Transfer and Shareholder Servicing Agent

Boston Financial Data Services Braintree, MA

                                                                                          Custodian

State Street Bank & Trust Company Boston, MA

                                                                                          Counsel

Kirkpatrick & Lockhart LLP Washington, DC

                                                                                          Independent Auditors

Ernst & Young LLP Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Incorporated

Member NYSE, Inc. • Member SIPC

100 Light Street

P.O. Box 1476, Baltimore, MD 21203-1476
410 • 539 • 0000

LMF-018

4/03